--------------------------------------------------------------------------------
                                                                 LARGE CAP VALUE
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                               [GRAPHIC OMITTED]

Alliance Disciplined
Value Fund

Annual Report
November 30, 2000

                                            Alliance Capital[LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 26, 2001

Dear Shareholder:

This report provides the performance, investment strategy and outlook of Alliance Disciplined Value Fund (the "Fund") for the annual reporting period ended November 30, 2000.

Investment Objective and Policies

The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. The Fund's investment objective is long-term growth of capital through the application of a disciplined value-oriented investment process. The Fund expects, under normal circumstances, to invest primarily in equity securities of about 75 U.S. companies. The Fund may also invest up to 15% of its total assets in non-U.S. companies.

Investment Results

The following table provides performance data for the Fund and its benchmark, as represented by the Russell 1000 Value Index, for the period ended November 30, 2000.

INVESTMENT RESULTS*
Periods Ended November 30, 2000

                                                        ------------------------
                                                               Total Returns
                                                        ------------------------
Alliance
Disciplined                                                              Since
Value Fund                                              6 Months     Inception**
--------------------------------------------------------------------------------
  Class A                                                 -0.61%        14.20%
--------------------------------------------------------------------------------
  Class B                                                 -0.87%        13.60%
--------------------------------------------------------------------------------
  Class C                                                 -0.87%        13.40%
--------------------------------------------------------------------------------
Russell 1000
Value Index                                                1.55%         1.91%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Disciplined Value Fund.

**    The Fund's inception date for all share classes is 12/22/99.

      Additional investment results appear on pages 4-5.

The Fund modestly underperformed its benchmark for the six-month period, but significantly outperformed for the period ended November 30, 2000. As U.S. economic activity weakened during the past six months, many of our investments in undervalued, economically sensitive companies (e.g., Dow Chemical and Alcoa) underperformed. Also, the Fund's investments in large, capital markets exposed banks, such as Chase Manhattan and Bank America, performed unsatisfactorily as concerns about investment banking fees and deteriorating credit quality contributed to a more uncertain short-term outlook


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                                             ALLIANCE DISCIPLINED VALUE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

for these companies. Importantly, we expect that the Federal Reserve's efforts to lower interest rates will eventually prove successful in stabilizing the economy and providing a solid backdrop for outperformance from these investments.

The Fund's inaugural year performance benefited significantly from the consistent application of our disciplined, value-based investment strategy. By staying focused on the economics of individual company businesses, the unprecedented market volatility generated many opportunities for the Fund to respond. As fundamental investors, our proclivity to identify and invest in good businesses at cheap prices proved to be the right recipe for success in this unstable market.

Investment Discussion and Outlook

Dramatic swings in investor sentiment and stock prices became this market's signature feature for the year 2000. The combination of lower, corporate growth expectations, partly engineered by the Federal Reserve, and the apparent lack of investor conviction underpinning the price structure of individual securities, has conspired to create one of the most elevated periods of market volatility ever observed.

Against the backdrop of this frenetic activity, last year's unparalleled investor preference for risky stocks waned and performance from more conservative investment strategies prevailed. The extreme disconnect of last year's market between the underlying economic values of businesses as compared to their equity market valuations appears to have been meaningfully rectified.

The attractive relationship between our investments and their underlying economic values provided great resiliency and positive impetus to portfolio results in this year's difficult market. We continue to believe that our fundamental approach is well grounded in both theory and practicality, and provides investors with a sound program with which to pursue their investment objectives.

There are many areas where we have enjoyed investment success this year, including stable demand, insurance, and industrial sectors of the market. In fact, many of this year's high yield "winners" would have been considered "out of flavor" earlier in the year. Individual stocks, such as The Pepsi Bottling Group, Tenet Healthcare Corp., and Avon Products in the consumer sector, ACL Ltd. and Allstate Corp. in the insurance industry, and Tyco International, Ltd. and United Technologies Corp. in the industrial sector, have all contributed handsomely to this year's investment performance for the Fund.

Market Outlook

The Federal Reserve's policy to slow U.S. economic activity and relieve potential inflation pressure appears to be achieving its desired intent. As always, the key questions for investors relate to the levels of interest rates and earnings. With the recent surge in disappointing corporate earnings pre-announcements confirming the perception of a slower U.S. economy, it seems appro-


--------------------------------------------------------------------------------
2 o ALLIANCE DISCIPLINED VALUE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO OMITTED]   John D. Carifa

[PHOTO OMITTED]   Paul C. Rissman

[PHOTO OMITTED]   Frank V. Caruso

Portfolio Managers, Paul C. Rissman and Frank V. Caruso, have over 25 years of combined investment experience.

priate to conclude that the Federal Reserve's policy focus is destined to shift from a bias-to-tighten to a bias-to-ease. We believe this policy shift will begin the process of arresting the compression in valuation multiples that the market has undergone this year. As market valuations stabilize, investors with demonstrated expertise and skill in company analysis should continue to deliver competitive investment performance.

Thank you for your interest and investment in Alliance Disciplined Value Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Paul C. Rissman

Paul C. Rissman
Senior Vice President


/s/ Frank V. Caruso

Frank V. Caruso
Senior Vice President


--------------------------------------------------------------------------------
                                             ALLIANCE DISCIPLINED VALUE FUND o 3

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2000

INCEPTION DATES         PORTFOLIO STATISTICS
Class A Shares          Net Assets ($mil): $19.7
12/22/99
Class B Shares
12/22/99
Class C Shares
12/22/99

SECTOR BREAKDOWN                                [PIE CHART OMITTED]
  26.9% Consumer Services
  19.5% Finance
  12.3% Technology
  10.4% Consumer Staples
   8.3% Energy
   4.3% Basic Industry
   4.2% Multi-Industry Companies
   3.8% Health Care
   1.9% Capital Goods
   1.5% Utilities

  6.9% Short-Term

HOLDING TYPE                                    [PIE CHART OMITTED]
  93.1% Equity
   6.9% Short-Term

All data as of November 30, 2000. The Fund's sector and holding type breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
4 o ALLIANCE DISCIPLINED VALUE FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

CUMULATIVE TOTAL RETURNS AS OF NOVEMBER 30, 2000

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
     Since Inception*              14.20%                     9.39%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
     Since Inception*              13.60%                     9.60%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
     Since Inception*              13.40%                    12.40%

SEC AVERAGE CUMULATIVE TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER END (DECEMBER 31, 2000)

                            Class A           Class B         Class C
                            Shares            Shares          Shares
--------------------------------------------------------------------------------
              1 Year        14.40%           14.72%          17.52%
     Since Inception*       17.65%           19.01%          21.71%

The Fund's investment results represent cumulative total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund can invest in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk. The Fund can invest in small to mid-capitalization companies. These investments may be more volatile than investments in large capitalization companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for all share classes: 12/22/99.


--------------------------------------------------------------------------------
                                             ALLIANCE DISCIPLINED VALUE FUND o 5

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
November 30, 2000

                                                               Percent of
Company                                         Value          Net Assets
--------------------------------------------------------------------------------
Flextronics International, Ltd.            $  814,531                 4.1%
--------------------------------------------------------------------------------
J.P. Morgan & Co., Inc.                       808,875                 4.1
--------------------------------------------------------------------------------
Household International, Inc.                 748,125                 3.8
--------------------------------------------------------------------------------
Citigroup, Inc.                               747,187                 3.8
--------------------------------------------------------------------------------
Continental Airlines, Inc. Cl.B               732,000                 3.7
--------------------------------------------------------------------------------
Tyco International, Ltd.                      712,125                 3.6
--------------------------------------------------------------------------------
Comcast Corp. Cl.A                            711,094                 3.6
--------------------------------------------------------------------------------
Kroger Co.                                    662,500                 3.4
--------------------------------------------------------------------------------
Bank One Corp.                                644,625                 3.3
--------------------------------------------------------------------------------
A.H. Belo Corp.                               620,500                 3.1
--------------------------------------------------------------------------------
                                           $7,201,562                36.5%

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2000
                                           ------------------------------
                                                     Shares*
                                           ------------------------------
Purchases                                  Bought       Holdings 11/30/00
--------------------------------------------------------------------------------
Bank One Corp.                             15,250                  18,000
--------------------------------------------------------------------------------
BP Amoco Plc (ADR)                         11,770                  13,000
--------------------------------------------------------------------------------
Citigroup, Inc.                            15,000                  15,000
--------------------------------------------------------------------------------
Continental Airlines, Inc. Cl.B            16,000                  16,000
--------------------------------------------------------------------------------
Flextronics International, Ltd.            32,500                  32,500
--------------------------------------------------------------------------------
Household International, Inc.              10,750                  15,000
--------------------------------------------------------------------------------
Micron Technology, Inc.                    15,000                  15,000
--------------------------------------------------------------------------------
J.P. Morgan & Co., Inc.                     6,000                   6,000
--------------------------------------------------------------------------------
Royal Caribbean Cruises, Ltd.              25,000                  25,000
--------------------------------------------------------------------------------
Tyco International, Ltd.                    9,250                  13,500
--------------------------------------------------------------------------------

Sales                                        Sold       Holdings 11/30/00
--------------------------------------------------------------------------------
ACE, Ltd.                                   2,750                      -0-
--------------------------------------------------------------------------------
Allstate Corp.                              3,000                      -0-
--------------------------------------------------------------------------------
Bank of America, Corp.                      2,750                      -0-
--------------------------------------------------------------------------------
Chase Manhattan Corp.                       2,600                      -0-
--------------------------------------------------------------------------------
Computer Associates International, Inc.     3,500                      -0-
--------------------------------------------------------------------------------
KeyCorp                                     4,250                      -0-
--------------------------------------------------------------------------------
Sanmina Corp.                               1,400                      -0-
--------------------------------------------------------------------------------
Solutia, Inc.                              12,750                      -0-
--------------------------------------------------------------------------------
U.S. Industries, Inc.                       7,500                      -0-
--------------------------------------------------------------------------------
USX-Marathon Group                          3,250                      -0-
--------------------------------------------------------------------------------

*     Adjusted for a stock-split.


--------------------------------------------------------------------------------
6 o ALLIANCE DISCIPLINED VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2000

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-89.7%

Consumer Services-25.9%
Airlines-6.1%
Continental Airlines, Inc. Cl.B(a)..........      16,000      $    732,000
Delta Air Lines, Inc. ......................      10,000           475,000
                                                              ------------
                                                                 1,207,000
                                                              ------------
Broadcasting & Cable-8.7%
A.H. Belo Corp. ............................      36,500           620,500
Comcast Corp. Cl.A(a).......................      18,500           711,094
Viacom, Inc. Cl.B(a)........................       7,600           388,550
                                                              ------------
                                                                 1,720,144
                                                              ------------
Entertainment & Leisure-4.1%
Carnival Corp. .............................      14,000           317,625
Royal Caribbean Cruises, Ltd. ..............      25,000           495,500
                                                              ------------
                                                                   813,125
                                                              ------------
Gaming-0.8%
Park Place Entertainment Corp.(a)...........      11,000           147,813
                                                              ------------

Printing & Publishing-2.5%
Gannett Co., Inc. ..........................       9,000           482,625
                                                              ------------

Retail - General Merchandise-1.5%
Tommy Hilfiger Corp.(a).....................      25,000           298,437
                                                              ------------

Toys-2.2%
Mattel, Inc. ...............................      35,000           441,875
                                                              ------------
                                                                 5,111,019
                                                              ------------
Finance-18.8%
Banking - Money Center-4.1%
J.P. Morgan & Co., Inc. ....................       6,000           808,875
                                                              ------------

Banking - Regional-3.3%
Bank One Corp. .............................      18,000           644,625
                                                              ------------

Insurance-0.8%
PMI Group, Inc. ............................       2,500           158,906
                                                              ------------

Miscellaneous-10.6%
Associates First Capital Corp. Cl.A.........       7,500           264,844
Citigroup, Inc. ............................      15,000           747,187
Household International, Inc. ..............      15,000           748,125
MGIC Investment Corp. ......................       2,500           157,500
The CIT Group, Inc. Cl.A....................      10,000           168,125
                                                              ------------
                                                                 2,085,781
                                                              ------------
                                                                 3,698,187
                                                              ------------


--------------------------------------------------------------------------------
                                             ALLIANCE DISCIPLINED VALUE FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------------

Technology-11.9%
Computer Hardware-0.6%
Gateway, Inc.(a)............................       6,500      $    123,500
                                                              ------------

Computer Services-2.6%
First Data Corp. ...........................      10,000           511,875
                                                              ------------

Contract Manufacturing-4.1%
Flextronics International, Ltd. (Singapore)(a)    32,500           814,531
                                                              ------------

Semi-Conductor Components-4.6%
Altera Corp.(a).............................      12,500           299,219
Fairchild Semiconductor Corp. Cl.A(a).......       8,500           123,250
Micron Technology, Inc.(a)..................      15,000           472,500
                                                              ------------
                                                                   894,969
                                                              ------------
                                                                 2,344,875
                                                              ------------
Consumer Staples-10.0%
Beverages-2.5%
The Pepsi Bottling Group, Inc. .............      12,500           488,281
                                                              ------------

Cosmetics-0.7%
Avon Products, Inc. ........................       3,500           145,687
                                                              ------------

Household Products-0.7%
Viad Corp. .................................       6,500           147,469
                                                              ------------

Retail - Food & Drug-3.4%
Kroger Co.(a)...............................      25,000           662,500
                                                              ------------

Tobacco-2.7%
Philip Morris Cos., Inc. ...................      14,000           534,625
                                                              ------------
                                                                 1,978,562
                                                              ------------
Energy-8.0%
Domestic Integrated-1.6%
Kerr-McGee Corp. ...........................       5,250           319,266
                                                              ------------

International-3.2%
BP Amoco Plc (ADR) (United Kingdom).........      13,000           616,687
                                                              ------------

Oil Service-1.5%
Noble Drilling Corp.(a).....................       5,250           151,266
Santa Fe International Corp. ...............       6,000           148,125
                                                              ------------
                                                                   299,391
                                                              ------------
Miscellaneous-1.7%
Dynegy, Inc. Cl.A...........................       7,500           331,875
                                                              ------------
                                                                 1,567,219
                                                              ------------


--------------------------------------------------------------------------------
8 o ALLIANCE DISCIPLINED VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
--------------------------------------------------------------------------------

Basic Industry-4.1%
Chemicals-3.4%
Eastman Chemical Co. .......................       4,500      $    194,344
Lyondell Chemical Co. ......................      35,000           472,500
                                                              ------------
                                                                   666,844
                                                              ------------
Mining & Metals-0.7%
Alcoa, Inc. ................................       5,000           140,937
                                                              ------------
                                                                   807,781
                                                              ------------
Multi-Industry Companies-4.0%
Honeywell International, Inc. ..............       1,750            85,312
Tyco International, Ltd. ...................      13,500           712,125
                                                              ------------
                                                                   797,437
                                                              ------------
Health Care-3.7%
Medical Products-1.0%
Boston Scientific Corp.(a)..................      15,000           193,125
                                                              ------------

Medical Services-2.7%
IMS Health, Inc. ...........................       7,500           210,000
Tenet Healthcare Corp. .....................       7,500           319,219
                                                              ------------
                                                                   529,219
                                                              ------------
                                                                   722,344
                                                              ------------
Capital Goods-1.8%
Miscellaneous-1.8%
United Technologies Corp. ..................       5,000           354,063
                                                              ------------

Utilities-1.5%
Telephone Utility-1.5%
AT&T Corp. .................................      15,000           294,375
                                                              ------------

Total Common Stocks
   (cost $17,627,006).......................                    17,675,862
                                                              ------------

SHORT-TERM INVESTMENT-6.6%
Time Deposit-6.6%
State Street Euro Dollar
   6.00%, 12/01/00
   (amortized cost $1,302,000)..............      $1,302         1,302,000
                                                              ------------

Total Investments-96.3%
   (cost $18,929,006).......................                    18,977,862
Other assets less liabilities-3.7%..........                       726,554
                                                              ------------

Net Assets-100%.............................                  $ 19,704,416
                                                              ============

(a)   Non-income producing security.

      Glossary:
      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE DISCIPLINED VALUE FUND o 9

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2000

Assets
Investments in securities, at value
   (cost $18,929,006) .......................................      $ 18,977,862
Cash ........................................................               743
Receivable for investment securities sold ...................           967,263
Receivable for capital stock sold ...........................           906,445
Dividends and interest receivable ...........................            21,739
Receivable from Adviser .....................................             5,343
                                                                   ------------
Total assets ................................................        20,879,395
                                                                   -------------
Liabilities
Payable for investment securities purchased .................           933,969
Distribution fee payable ....................................             6,992
Payable for capital stock redeemed ..........................             5,896
Accrued expenses and other liabilities ......................           228,122
                                                                   ------------
Total liabilities ...........................................         1,174,979
                                                                   ------------
Net Assets ..................................................      $ 19,704,416
                                                                   ============
Composition of Net Assets
Capital stock, at par .......................................      $      1,728
Additional paid-in capital ..................................        19,697,180
Accumulated net investment income ...........................             6,442
Accumulated net realized loss on investments ................           (49,790)
Net unrealized appreciation of investments ..................            48,856
                                                                   ------------
                                                                   $ 19,704,416
                                                                   ============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($14,582,658 / 1,276,891 shares of capital stock
   issued and outstanding) ..................................            $11.42
Sales charge--4.25% of public offering price ................               .51
                                                                         ------
Maximum offering price ......................................            $11.93
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($2,596,932 / 228,654 shares of capital stock
   issued and outstanding) ..................................            $11.36
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($2,524,826 / 222,734 shares of capital stock
   issued and outstanding) ..................................            $11.34
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
10 o ALLIANCE DISCIPLINED VALUE FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
December 22, 1999(a) to November 30, 2000

Investment Income
Dividends (net of foreign taxes
   withheld of $624) .............................     $ 108,306
Interest .........................................        30,332      $ 138,638
                                                       ---------
Expenses
Advisory fee .....................................        48,224
Distribution fee-Class A .........................        13,183
Distribution fee-Class B .........................         6,668
Distribution fee-Class C .........................        13,689
Amortization of offering expenses ................       161,725
Administrative ...................................       120,000
Custodian ........................................        75,658
Audit and legal ..................................        58,727
Registration .....................................        34,744
Directors' fees ..................................        27,900
Printing .........................................        20,871
Transfer agency ..................................        18,031
Miscellaneous ....................................         5,615
                                                       ---------
Total expenses ...................................       605,035
Less: expenses waived and reimbursed
   by the adviser (see Note B) ...................      (430,038)
                                                       ---------
Net expenses .....................................                      174,997
                                                                      ---------
Net investment loss ..............................                      (36,359)
                                                                      ---------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions ..................................                      (49,790)
Net unrealized appreciation/depreciation
   of investments ................................                       48,856
                                                                      ---------
Net loss on investments ..........................                         (934)
                                                                      ---------
Net Decrease in Net Assets
   from Operations ...............................                    $ (37,293)
                                                                      =========

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                            ALLIANCE DISCIPLINED VALUE FUND o 11

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                                   December 22,
                                                                      1999(a)
                                                                        to
                                                                   November 30,
                                                                       2000
                                                                   ============

Increase (Decrease) in Net Assets from Operations
Net investment loss ..........................................     $    (36,359)
Net realized loss on investment transactions .................          (49,790)
Net unrealized appreciation/depreciation of investments ......           48,856
                                                                   ------------
Net decrease in net assets from operations ...................          (37,293)

Capital Stock Transactions
Net increase .................................................       19,641,509
                                                                   ------------
Total increase ...............................................       19,604,216

Net Assets
Beginning of period ..........................................          100,200
                                                                   ------------
End of period ................................................     $ 19,704,416
                                                                   ============

(a)   commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE DISCIPLINED VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2000

NOTE A

Significant Accounting Policies

Alliance Disciplined Value Fund, Inc. (the "Fund"), organized as a Maryland corporation on July 6, 1999, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Prior to commencement of operations on December 22, 1999, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10,000 shares of Class A shares and 10 shares each of Class B and Class C for the aggregate amount of $100,000 on Class A shares and $100 on each of Class B and Class C shares on December 14, 1999. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors.


--------------------------------------------------------------------------------
                                            ALLIANCE DISCIPLINED VALUE FUND o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates would be reflected as a component of net unrealized appreciation (depreciation) of investments, and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization and Offering Expenses

Organization expenses of $37,000 were charged to the Fund as incurred prior to commencement of operations and reimbursed by the Adviser. Offering expenses of $161,725 have been fully amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discount and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.


--------------------------------------------------------------------------------
14 o ALLIANCE DISCIPLINED VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal period, permanent differences, primarily due to nondeductible expenses, resulted in a net increase in accumulated net investment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") at an annualized rate of .75% of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated December 6, 1999, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from December 22, 1999 (commencement of operations) to December 21, 2000, exceeding the annual rate of 2.50% of average daily net assets for Class A shares and 3.20% of average daily net assets for Class B shares and Class C shares, respectively. For the period ended November 30, 2000, such reimbursement amounted to $111,313. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than December 21, 2002, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. During the period ended November 30, 2000, the total amount of expenses waived and reimbursed by the Adviser subject to repayment amounted to $198,725.

Pursuant to the Advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the period ended November 30, 2000, the Adviser agreed to waive its fees. Such waiver amounted to $120,000.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to per form transfer agency services for the Fund. Such compensation amounted to $7,639 for the period ended November 30, 2000.

For the period ended November 30, 2000, the Fund's expenses were reduced by $148 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned sub-


--------------------------------------------------------------------------------
                                            ALLIANCE DISCIPLINED VALUE FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

sidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $3,652 from the sale of Class A shares and $884 and $1,934 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the period ended November 30, 2000.

Brokerage commissions paid on investment transactions for the period ended November 30, 2000, amounted to $77,787. For the period from December 22, 1999 (commencement of operations) to October 31, 2000, no commission was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser (whose affiliation ended on November 2, 2000), nor to DLJ directly. Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to November 30, 2000, no brokerage commission was paid to SCB directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $125,619 and $235,747 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $33,275,743 and $15,598,946, respectively, for the period ended November 30, 2000. There were no purchases and sales of U.S. government and government agency obligations for the period ended November 30, 2000.

At November 30, 2000, the cost of investments for federal income tax purposes was $19,143,925. Gross unrealized appreciation of investments was $1,134,568 and gross unrealized depreciation of investments was $1,300,631 resulting in net unrealized depreciation of $166,063.


--------------------------------------------------------------------------------
16 o ALLIANCE DISCIPLINED VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE E

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each Class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                            ------------           -------------
                                               Shares                Amount
                                            ------------           -------------
                                            December 22,           December 22,
                                              1999(a) to             1999(a) to
                                            November 30,           November 30,
                                                    2000                   2000
                                            -----------------------------------
Class A
Shares sold                                    1,281,986           $ 14,777,440
--------------------------------------------------------------------------------
Shares redeemed                                  (15,095)              (178,720)
--------------------------------------------------------------------------------
Net increase                                   1,266,891           $ 14,598,720
================================================================================

Class B
Shares sold                                      239,171           $  2,741,986
--------------------------------------------------------------------------------
Shares redeemed                                  (10,527)              (114,624)
--------------------------------------------------------------------------------
Net increase                                     228,644           $  2,627,362
================================================================================

Class C
Shares sold                                      225,173           $  2,442,751
--------------------------------------------------------------------------------
Shares redeemed                                   (2,449)               (27,324)
--------------------------------------------------------------------------------
Net increase                                     222,724           $  2,415,427
================================================================================

(a)   Commencement of operations.

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended November 30, 2000.


--------------------------------------------------------------------------------
                                            ALLIANCE DISCIPLINED VALUE FUND o 17

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                               ------------   ------------   ------------
                                                 Class A        Class B        Class C
                                               ------------   ------------   ------------
                                               December 22,   December 22,   December 22,
                                                 1999(a) to     1999(a) to     1999(a) to
                                               November 30,   November 30,   November 30,
                                                       2000           2000           2000
                                               ------------------------------------------
Net asset value, beginning of period ..........     $ 10.00         $10.00         $10.00
                                               ------------------------------------------
Income From Investment Operations
Net investment loss(b)(c) .....................        (.03)          (.11)          (.12)
Net realized and unrealized gain on investment
  transactions ................................        1.45           1.47           1.46
                                               ------------------------------------------
Net increase in net asset value from operations        1.42           1.36           1.34
                                               ------------------------------------------
Net asset value, end of period ................     $ 11.42         $11.36         $11.34
                                               ==========================================
Total Return
Total investment return based on net asset
  value(d) ....................................       14.20%         13.60%         13.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) .....     $14,583         $2,597         $2,525
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements(e) ..        2.50%          3.20%          3.20%
  Expenses, before waivers/reimbursements(e) ..        9.25%          8.16%         10.14%
  Net investment loss(e) ......................        (.33)%        (1.08)%        (1.08)%
Portfolio turnover rate .......................         249%           249%           249%

(a)   Commencement of operations.
(b)   Based on average shares outstanding.
(c)   Net of fees waived and expenses reimbursed by the Adviser.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e)   Annualized.


--------------------------------------------------------------------------------
18 o ALLIANCE DISCIPLINED VALUE FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Alliance Disciplined Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Disciplined Value Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2000, the related statement of operations, the statement of changes in net assets and financial highlights for the period from December 22, 1999 (commencement of operations) to November 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Disciplined Value Fund, Inc. at November 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period from December 22, 1999 (commencement of operations) to November 30, 2000, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
January 4, 2001


--------------------------------------------------------------------------------
                                            ALLIANCE DISCIPLINED VALUE FUND o 19

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


--------------------------------------------------------------------------------
20 o ALLIANCE DISCIPLINED VALUE FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
                                            ALLIANCE DISCIPLINED VALUE FUND o 21

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
22 o ALLIANCE DISCIPLINED VALUE FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Frank V. Caruso, Senior Vice President
Paul C. Rissman, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                            ALLIANCE DISCIPLINED VALUE FUND o 23

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
24 o ALLIANCE DISCIPLINED VALUE FUND

                                                                 ---------------
Alliance Disciplined Value Fund                                     BULK RATE
1345 Avenue of the Americas                                       U.S. POSTAGE
New York, NY 10105                                                    PAID
(800) 221-5672                                                    New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

Alliance Capital[LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

DVPAR1100